SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS/PROXY STATEMENT

DWS Enhanced Commodity Strategy Fund CLASS M SHARES

On June 28, 2010, the Board that oversees DWS Enhanced Commodity Strategy Fund (“ECS Open–End Fund”) and DWS Enhanced Commodity Strategy Fund, Inc. (“ECS Closed–End Fund”) approved a reduction in both the amount and the period of the redemption fee applicable to Class M shares of ECS Open–End Fund to be issued in connection with the proposed merger of ECS Closed–End Fund into ECS Open–End Fund. Now a 0.5% redemption fee will apply to redemptions and exchanges of Class M shares from the ECS Open–End Fund for six months following the merger.

All references in (i) the Message from the Fund’s President, (ii) the Prospectus/Proxy Statement and (iii) the Class M Prospectus of the DWS Enhanced Commodity Strategy Fund included as Appendix E to the Prospectus/Proxy Statement, each dated May 25, 2010, to a 1% redemption fee applicable to Class M shares for a period of one year from the date of the merger should be disregarded. Instead, Class M shares of ECS Open–End Fund will be subject to a redemption fee of 0.5% of the total amount (calculated at net asset value) redeemed or exchanged within six months from the date of the merger.

Furthermore, all references to the stockholder meeting date of June 28, 2010 should be revised to reflect that the meeting was adjourned without action on that date to July 22, 2010 at 2:00 p.m., Eastern time.

June 29, 2010
DECS–M